Kemper Variable Series

o     Kemper Growth Portfolio

Supplement To Prospectus Dated May 1, 2000

The following information replaces disclosure in the first paragraph of the portfolio's Main Strategy section of the prospectus:

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more).







January 16, 2001